UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 16, 2000


                        Commission file number 001-12055



                       PARACELSUS HEALTHCARE CORPORATION
            (Exact name of registrant as specified in its charter)





                CALIFORNIA                                   95-3565943
     (State or other jurisdiction of                       (IRS Employer
      incorporation or organization)                     Identification No.)


                 515 W. Greens Road, Suite 500, Houston, Texas
                   (Address of principal executive offices)



      77067                                            (281) 774-5100
    (Zip Code)                                (Registrant's telephone number,
                                                  including area code)














ITEM 5.  OTHER EVENTS

        On May 16, 2000, Paracelsus Healthcare Corporation (the "Company") consummated a new $62.0 million subsidiary level financing facility (the "New Credit Facility"). The New Credit Facility replaced and expanded capacity under the Company's prior off-balance sheet commercial paper program and will be used, along with cash on hand, to fund the normal working capital and capital expenditure requirements of the Company's hospitals. The New Credit Facility is an obligation of certain of the Company's subsidiaries and will be secured by all patient accounts receivable of the Company's hospitals and a first lien on two of its hospitals and certain other miscellaneous assets of the Company's subsidiaries.


         On May 16, 2000, the Company issued a press release on the above Related matter, a copy of which is included in Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit 99.2  Press Release dated May 16, 2000 issued by the
                            Company.













































                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Paracelsus Healthcare Corporation
                                                 (Registrant)


Dated: May 17, 2000                By: /S/    LAWRENCE A. HUMPHREY
                                       ----------------------------------
                                             Lawrence A. Humphrey
                                           Executive Vice President,
                                          & Chief Financial Officer